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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 Or 15(D) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 1, 2005
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                            IMAGE ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)
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         Delaware                    0-11071                    84-0685613
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
of incorporation)                                         Identification Number)

         20525 Nordhoff Street, Suite 200, Chatsworth, California 91311
          (Address of principal executive offices, including zip code)

                                 (818) 407-9100
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

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ITEM 2.02  Results of Operations and Financial Conditions

           On November 1, 2005, Image Entertainment, Inc. (the "Company") issued a press release that included preliminary financial information for the second fiscal quarter ended September 30, 2005. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

           To discuss its fiscal 2006 second quarter financial results, the Company will hold a telephonic conference call with simultaneous Web cast on Thursday, November 10, 2005, beginning at 4:30 PM Eastern time. To listen to the live conference call, dial (800) 500-0177 and enter the confirmation code of 7313548. International participants please dial (719) 457-2679 and use the same confirmation code. A Web cast of the call is also available at www.image-entertainment.com and through Thomson StreetEvents at www.earnings.com.

           A recording of the call will be available until November 17, 2005. To access the recording, dial (888) 203-1112 and enter the confirmation code of 7313548. International participants please dial (719) 457-0820 and use the same confirmation code. The Web cast of the call will also be available for replay at www.image-entertainment.com and through Thomson StreetEvents at www.earnings.com.

           Except as required by law, the Company disclaims any obligation to release publicly any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statements are based.

ITEM 9.01  Financial Statements and Exhibits

       (c)    Exhibits.


          Exhibit Number                 Exhibit Description
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             99.1                 Press Release dated November 1, 2005


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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             IMAGE ENTERTAINMENT, INC.


Dated:     November 1, 2005             By:  /s/ JEFF M. FRAMER
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                                             Name     Jeff M. Framer
                                             Title:   Chief Financial Officer